INTANGIBLE ASSETS (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Intangible assets, net of amortization [Abstract]
Intangible amortization expense	$ 300	$ 500	$ 800
Core Deposits [Member]
Intangible assets, net of amortization [Abstract]
Gross Carrying Amount	6,118	6,118
Accumulated Amortization	3,838	$ 3,491
Summary of estimated core deposit intangible amortization [Abstract]
2016	347
2017	346
2018	346
2019	346
2020	346
2021 and thereafter	549
Total	$ 2,280